                   VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

                       SUPPLEMENT DATED SEPTEMBER 18, 2002
                       TO THE PROSPECTUS DATED MAY 1, 2002

On September 18, 2002, the shareholders of Value Line Strategic Asset Management Trust (the "Trust") approved the adoption of a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. As a result of this action by the shareholders, certain changes to the Fund's prospectus are necessary. These changes are described below.

1. On page 4, replace the section entitled "What are the Trust's fees and expenses?" with the following

WHAT ARE THE TRUST'S FEES AND EXPENSES?

These tables describe the fees and expenses you pay in connection with an investment in the Trust.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


--------------------------------------------------------------------------------
    MAXIMUM SALES CHARGES (LOAD) IMPOSED ON PURCHASES AS A PERCENTAGE OF   NONE
    OFFERING PRICE
--------------------------------------------------------------------------------
    MAXIMUM DEFERRED SALES CHARGES (LOAD) AS A PERCENTAGE OF ORIGINAL      NONE
    PURCHASE PRICE OR REDEMPTION PRICE, WHICHEVER IS LOWER
--------------------------------------------------------------------------------
    MAXIMUM SALES CHARGES (LOAD) IMPOSED ON REINVESTED DIVIDENDS           NONE
--------------------------------------------------------------------------------
    REDEMPTION FEE                                                         NONE
--------------------------------------------------------------------------------
    EXCHANGE FEE                                                           NONE
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE TRUST'S ASSETS)

--------------------------------------------------------------------------------
  MANAGEMENT FEES                                          0.50%
--------------------------------------------------------------------------------
  DISTRIBUTION AND SERVICE (12B-1) FEES*                   0.40%
--------------------------------------------------------------------------------
  OTHER EXPENSES                                           0.06%
--------------------------------------------------------------------------------
  TOTAL ANNUAL TRUST OPERATING EXPENSES**                  0.96%
--------------------------------------------------------------------------------

* The Service and Distribution Plan (12b-1 plan) became effective September 18, 2002. Because these fees are paid out of the Trust's assets on an ongoing basis, over time these fees will increae the cost of your investment and may cost you more than if you paid other types of sales charges.
**   Computed assuming the 12b-1 plan was in effect for the entire year.

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EXAMPLE

This example is intended to help you compare the cost of investing in the Trust to the cost of investing in other mutual funds. We show the cumulative amount of Trust expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown assuming that the Trust's operating expenses remain the same. The expenses indicated for each period would be the same whether you sold your shares at the end of each period or continued to hold them. This is an example only, and your actual costs may be greater or less than those shown here. Based on these assumptions, your costs would be:


                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------------
  VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST    $98      $306      $531      $1,178
--------------------------------------------------------------------------------------

2. On page 11, under "ABOUT YOUR ACCOUNT," add the following:

SERVICE AND DISTRIBUTION PLAN

In accordance with Rule 12b-1 of the Investment Company Act of 1940, the Trust has adopted a Service and Distribution Plan. Under the Plan, the Trust will pay to Value Line Securities, Inc., the Trust's distributor (the "Distributor"), a fee at an annual rate of 0.40% of the Trust's average daily net assets. The fee is paid to finance activities of the Distributor, principally intended to result in the sale of shares of the Trust. These activities include, among other things: providing incentives and compensation to GIAC to make the Trust available to the owners of Contracts and to provice personal services to those owners who fund their Contracts with shares of the Trust; providing administrative support services to the Trust in connection with the distribution of the Trust's shares for use in funding Contracts; paying costs incurred in conjunction with marketing Trust shares, such as the expense incurred by GIAC, the Distributor, or affiliates of the Distributor of preparing, printing and distributing disclosure documents and promotional materials in connection with the funding of Contracts with Trust shares; holding seminars and sales meetings designed to promote the distribution of Contracts funded with Trust shares, to the extent permitted by applicable laws, rules or regulations; and training sales personnel of GIAC regarding the Trust.

Because Rule 12b-1 fees are paid out of the Trust's assets and on an ongoing basis, over time these fees will increase the cost of the your investment and may cost you more than paying other types of sales charges.

From time to time, the Adviser or the Distributor, directly or through an affiliate, may use its own resources to pay promotional and administrative expenses in connection with the offer and sale of Trust shares, or to make payments to third parties that provide assistance in selling Trust shares or that provide support services to owners of Contracts. These amounts would be in addition to amounts paid by the Trust.


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